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                 UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549


                                   FORM 8-K



                               CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  December 29, 1998
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                         SEROLOGICALS CORPORATION
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         (Exact name of registrant as specified in its charter)

        Delaware                0-26126                 58-2152225
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   (State of other      (Commission file number)      (IRS Employer
    jurisdiction)                                    Identification No.)


               780 Park North Blvd.
                     Suite 110
                Clarkston, Georgia                    30021
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  (Address of Principal executive offices)         (Zip code)

Registrant's telephone number, including area code:  (404) 296-5595


       (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets


          On December 29, 1998 (the "Closing Date"), Serologicals Corporation, a Delaware corporation (the "Company"), acquired substantially all of the net assets of the Pentex Blood Protein Business ("Pentex") of Bayer Corporation ("Bayer"). The purchase price for Pentex was $29.0 million, subject to adjustment based on the final net assets of Pentex as of the Closing Date. The acquisition was completed pursuant to the previously announced Agreement of Purchase and Sale, dated as of November 30, 1998, between the Company and Bayer. A copy of the Agreement of Purchase and Sale is filed as an exhibit hereto. The purchase price was determined through arms' length negotiations between the Company and Bayer and was financed with cash on hand.

          Pentex is a leader in the field of purified blood proteins that are marketed to customers in the diagnostics and biopharmaceutical industries in the United States and approximately 25 other countries worldwide. Pentex operates a manufacturing facility in Kankakee, IL that produces diagnostic products derived primarily from animal blood components. Pentex also manufactures a range of purified cell culture products. The Company intends to use the acquired assets for the same purpose.



Item 7.  Financial Statements and Exhibits

         a) Financial statements of businesses acquired

            Audited Financial Statements of Pentex for the nine months ended September 30, 1998.

            At this time, it is impractical to file the required financial statements referenced above. Such financial statements will be filed as soon as practical, but no later than 60 days after the date on which this Report on Form 8-K must be filed.

          b) Pro Forma financial information

             At this time, it is impractical to file the required pro forma
             financial information.   Such pro forma financial information will
             be filed as soon as practical, but no later than 60 days after the date on which this Report on Form 8-K must be filed.


          c) Exhibits

                (2.1) Agreement of Purchase and Sale, dated as of November 30, 1998, by and between Serologicals Corporation and Bayer Corporation.






                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Serologicals Corporation
                                                     (Registrant)

January 11, 1998
                                               /s/Russell H. Plumb
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                                                  Russell H. Plumb
                                                  Vice President, Finance and
                                                  Chief Financial Officer